SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                          Date of report: July 22, 1997
                        (Date of earliest event reported)


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        a California limited partnership
             (Exact name of registrant as specified in its charter)




         California                Commission File:             95-4200409
         ----------                ----------------             ----------
  (State or other jurisdiction        0-18266              (I.R.S. Employer
   of incorporation or                                     identification No.)
        organization)


                      10900 Wilshire Boulevard, 15th Floor
                          Los Angeles, California 90024
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                (Registrant's phone number, including area code)

          Item 5.   Other Events

     On July 7, 1997, July 11, 1997 and on or about July 18, 1997, JJJ Group, L.L.C., Madison Partnership Liquidity Investors 36, L.L.C. and Peachtree Partners, respectively and separately, each disseminated a letter stating its interest in acquiring units of limited partnership interests in Falcon Classic Cable Income Properties, L.P. (the "Registrant") for a price of $550, $440 and $605 per unit, respectively. These offers were made without the consent or involvement of the Registrant's General Partner. The General Partner has considered each offer, concluded that each is inadequate and, accordingly, recommended that limited partners not accept any of the offers. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the General Partner's bases therefor were conveyed to limited partners in a letter dated July 22, 1997 which is filed as an exhibit hereto and incorporated herein by this reference.

        Item 7.     Financial Statements, Pro Forma
                    Financial Information and Exhibits


        (c)  Exhibits

             5.1    Letter to Limited Partners dated July 22, 1997.


                                     * * * *

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FALCON CLASSIC CABLE INCOME PROPERTIES,L.P.
                                     a California limited partnership

                              By:  Falcon Classic Cable Investors,L.P.
                                    General Partner

                              By:  Falcon Holding Group, L.P.
                                    General Partner

                              By:  Falcon Holding Group, Inc.
                                    General Partner


Date: July 22, 1997.           By: /s/ Michael K. Menerey
                              -----------------------------------
                                   Michael K. Menerey
                                   Chief Financial Officer

                                                     Sequentially
                                                       Numbered
               Exhibit           Description             Page
               -------           -----------             ----

                 5.1          Letter to Limited           5
                                Partners dated
                                 July 22, 1997